Earnings Per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Earnings Per Share	Earnings Per Share
Basic earnings per share (“EPS”) is calculated by dividing net income attributable to WillScot Mobile Mini common shareholders by the weighted average number of shares of Common Stock outstanding during the period. The shares of Common Stock issued as a result of the vesting of RSUs and RSAs as well as the exercise of stock options or redemption of warrants are included in EPS based on the weighted average number of days in which they were outstanding during the period.
Diluted EPS is computed similarly to basic EPS, except that it includes the potential dilution that could occur if dilutive securities were exercised. Effects of potentially dilutive securities are presented only in periods in which they are dilutive.
The following table reconciles income from continuing operations attributable to WillScot Mobile Mini common shareholders to net income attributable to common shareholders for the dilutive EPS calculation and the weighted average shares outstanding for the basic calculation to the weighted average shares outstanding for the diluted calculation for the years ended December 31:

(in thousands)	2023	2022	2021
Numerator:
Income from continuing operations	$341,844	$276,341	$114,895
Income from discontinued operations	134,613	63,199	45,249
Net income	$476,457	$339,540	$160,144

Denominator:
Weighted average Common Shares outstanding - basic	198,555	216,809	226,519
Dilutive effect of outstanding securities:
Warrants	—	1,605	3,589
RSAs	15	18	24
Time-Based RSUs	274	401	594
Performance-Based RSUs	2,040	1,471	955
Stock Options	966	1,095	1,113
Weighted average Common Shares outstanding - dilutive	201,850	221,399	232,794
The following potential common shares were excluded from the computation of dilutive EPS because their effect would have been anti-dilutive:

(in thousands)	2023	2022	2021
Time-based RSUs	106	—	—
Performance-based RSUs	277	591	375